Exhibit 10.2

ASSIGNMENT NO. 9 OF RECEIVABLES IN ADDITIONAL ACCOUNTS INCLUDED IN ASSET POOL ONE (this “Assignment”), dated as of November 10, 2005, by and between CHASE ISSUANCE TRUST (the “Trust”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”) as collateral agent (in such capacity, the “Collateral Agent”), pursuant to the Asset Pool One Supplement referred to below, and acknowledged by Chase Bank USA, National Association (formerly known as Chase Manhattan Bank USA, National Association), in its capacity as servicer under the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005, each by and between Chase Bank USA, National Association, as transferor and servicer, and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Trust and Wells Fargo, as Collateral Agent and Indenture Trustee, are parties to the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Asset Pool One Supplement”);

WHEREAS, pursuant to the Asset Pool One Supplement, the Trust wishes to designate Additional Accounts to be included as Asset Pool One Accounts and to pledge hereby the Receivables of such Additional Accounts (as each such term is defined in the Asset Pool One Supplement), whether now existing or hereafter created, to the Collateral Agent to be included as Asset Pool One Receivables; and

WHEREAS, the Collateral Agent, on behalf of and for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, is willing to accept such designation and pledge subject to the terms and conditions hereof;

NOW, THEREFORE, the Trust and the Collateral Agent hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Asset Pool One Supplement unless otherwise defined herein.

“Addition Cut Off Date” shall mean, with respect to the Additional Accounts designated hereby, October 31, 2005.

“Addition Date” shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto, November 10, 2005.

“Notice Date” shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto, November 4, 2005.

2. Designation of Additional Accounts. On or before the Addition Date, the Trust shall deliver to the Collateral Agent a computer file containing a true and complete list of each VISA and MasterCard account which, as of the Addition Date, shall be deemed to be an Additional Asset Pool One Account, identified by account number and the aggregate amount of the Receivables in each such Additional Asset Pool One Account as of the Addition Cut Off Date, which computer file shall be marked as Schedule 1 to this Assignment and which shall be, as of the Addition Date, incorporated into and made a part of this Assignment and the Asset Pool One Supplement.

3. Pledge of Receivables. (a) The Issuer hereby grants to the Collateral Agent for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, a security interest in all of its right, title and interest, whether owned on the Addition Cut Off Date or thereafter acquired, in the Receivables existing on the Addition Cut Off Date or thereafter created in the Additional Asset Pool One Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the “proceeds” (including “proceeds” as defined in the applicable UCC) thereof and Insurance Proceeds relating thereto to secure the Asset Pool One Notes (and the obligations under the Indenture and the Asset Pool One Supplement), equally and ratably without prejudice, priority or distinction between any Asset Pool One Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in the Indenture, or in the Indenture Supplement which establishes any Series, Class or Tranche of Notes, and to secure (i) the payment of all amounts due on such Asset Pool One Notes in accordance with their respective terms, (ii) the payment of all other sums payable by the Issuer under the Indenture, any Indenture Supplement and the Asset Pool One Supplement relating to the Asset Pool One Notes and (iii) compliance by the Issuer with the provisions of the Indenture, any Indenture Supplement or the Asset Pool One Supplement relating to the Asset Pool One Notes. This Assignment constitutes a security agreement under the UCC.

(b) If necessary, the Trust agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Asset Pool One Receivables in Additional Asset Pool One Accounts existing on the Addition Cut Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Asset Pool One Receivables to the Collateral Agent, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Collateral Agent on or prior to the Addition Date. The Collateral Agent shall be under no obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such sale and assignment.

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(c) In connection with such transfers, the Trust further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Asset Pool One Accounts and designated hereby have been pledged to the Collateral Agent pursuant to this Assignment for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

(d) It is the intention of the parties hereto that all pledges of Receivables to the Collateral Agent pursuant to this Assignment be subject to, and be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be pledged, in whole or in part, by the Trust pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of the Trust. The parties hereto acknowledge and agree that each such transfer is occurring in connection with a “securitization transaction” within the meaning of the Delaware Act.

4. Acceptance by Collateral Agent. The Collateral Agent hereby acknowledges its acceptance of all right, title and interest in and to the Receivables in the Additional Asset Pool One Accounts now existing and hereafter created, pledged to the Collateral Agent pursuant to Section 3(a) of this Assignment and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

5. Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Collateral Agent, as the Addition Date, that:

(a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under subsection 2.12(c) of the Transfer and Servicing Agreement shall have been satisfied and all of the representations and warranties set forth under subsection 2.04(a) of the Transfer and Servicing Agreement to be made on each Addition Date shall be true and correct in all material respects on such Addition Date;

(b) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(c) Eligibility of Accounts. As of the Addition Cut Off Date, each Additional Account designated hereby is an Eligible Account;

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(d) Insolvency. As of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof;

(e) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect;

(f) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound;

(g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

(h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

6. Conditions Precedent. The acceptance by the Collateral Agent set forth in Section 4 hereof and the amendment of the Asset Pool One Supplement pursuant to Section 6 hereof are each subject to the satisfaction of the conditions precedent set forth in Section 2.4(c) of the Asset Pool One Supplement on or prior to the dates specified in such Section 2.4(c), except to the extent any such conditions have been waived. For purposes of Section 2.4(c)(i) of the Asset Pool One Supplement, “Notice Date” shall having the meaning specified in Section 1 hereof. With respect to the condition specified in Section 2.4(c)(xi) of the Agreement, on or prior to the date hereof, the Administrator, on behalf of the Issuer, shall have delivered to the Collateral Agent a certificate of a Vice President or more senior officer of the Administrator, substantially in the form of Schedule 2 hereto, certifying that all requirements set forth in Section 2.4(c)

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of the Asset Pool One Supplement for designating and conveying Receivables in Additional Asset Pool One Accounts have been satisfied or waived. The Collateral Agent may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

7. Amendment of the Asset Pool One Supplement. The Asset Pool One Supplement is hereby amended to provide that all references therein to the “Asset Pool One Supplement,” to “this Asset Pool One Supplement” and “herein” shall be deemed from and after the Addition Date to be a dual reference to the Asset Pool One Supplement as supplemented by this Assignment. All references therein to Additional Asset Pool One Accounts shall be deemed to include the Additional Accounts designated hereby and all references therein to Asset Pool One Receivables shall be deemed to include the Receivables pledged hereby. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Pool One Supplement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Asset Pool One Supplement.

8. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

CHASE ISSUANCE TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Financial Services Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Assistant Vice President

Acknowledged by:

CHASE BANK USA, NATIONAL ASSOCIATION, as Servicer

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Chase Issuance Trust

Assignment No. 9 (APO)

Schedule 1

LIST OF ADDITIONAL ASSET POOL ONE ACCOUNTS

[TO BE DELIVERED TO THE COLLATERAL AGENT BY THE ISSUER AND

MARKED AS SCHEDULE 1 TO THIS ASSIGNMENT]

Schedule 1

Schedule 2

Chase Issuance Trust

Officer’s Certificate

                                , a duly authorized officer of Chase Bank USA, Delaware, National Association, as administrator (the “Administrator”) for the Chase Issuance Trust (the “Trust”), hereby certifies and acknowledges on behalf of the Trust that to the best of his/her knowledge the following statements are true on November 10, 2005 (the “Addition Date”), and acknowledges on behalf of the Trust that this Officer’s Certificate will be relied upon by Wells Fargo Bank, National Association (“Wells Fargo”), as collateral agent (the “Collateral Agent”) in connection with the Collateral Agent entering into Assignment No. 9 of Receivables in Additional Accounts, dated as of September 30, 2005 (the “Assignment”), by and between the Trust and the Collateral Agent, in connection with the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment thereto, dated as of May 10, 2005 (as heretofore supplemented and amended, the “Asset Pool One Supplement”), each by and between the Trust and Wells Fargo as indenture trustee (the “Indenture Trustee”) and Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Trust that:

(a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under Section 2.4(c) of the Asset Pool One Supplement shall have been satisfied in all material respects on the Addition Date, except to the extent any such requirements have been waived;

(b) Delivery of Assignment. On or prior to the Addition Date, (i) the Trust has delivered to the Collateral Agent the Assignment (including an acceptance by the Collateral Agent for the benefit of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity), (ii) the Trust has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been transferred to the Collateral Agent and (iii) the Trust shall deliver to the Collateral Agent a computer file containing a true and complete list of all Additional Accounts identified by account number and the aggregate amount of the Receivables in such Additional Accounts as of the related Addition Cut Off Date, which computer file shall be as of the date of such Assignment, incorporated into and made a part of such Assignment and the Asset Pool One Supplement.

(c) Legal, Valid and Binding Obligation. The Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

Schedule 2-1

(d) Eligibility of Accounts. As of the Addition Cut Off Date, each Additional Account designated pursuant to the Assignment is an Eligible Account.

(e) Insolvency. As of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof.

(f) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect.

(g) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by the Assignment and the fulfillment of the terms thereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound.

(h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under the Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Assignment.

(i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of the Assignment by the Trust and the performance of the transactions contemplated by the Assignment by the Trust, have been obtained.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

Schedule 2-2

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November 2005.

CHASE ISSUANCE TRUST

By:	CHASE BANK USA, NATIONAL ASSOCIATION (formerly known as Chase Manhattan Bank USA, National Association), not in its individual capacity but solely as Administrator on behalf of the Trust

By:
Name:
Title:

Schedule 2-3